                       OPPENHEIMER CASH RESERVES
                Supplement dated December 6, 2002 to the
                   Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.  The  following  is  added  to the end of the  first  paragraph  under  the caption  Fees and  Expenses  of the Fund on page 6: "The  tables and  examples below  do  not  reflect  temporary  reductions  in  Fund  operating  expenses, occurring  after  July 31,  2002  (the  Fund's  fiscal  year  end).  These are described in this supplement.

2. The  following is added to the  paragraph  captioned  Advisory Fees on page
11:  "Effective  December 6, 2002,  the Manager has agreed to limit the Fund's management  fee to 0.40% of the  Fund's  average  net assets for each class of shares.  That expense  waiver can be amended or terminated at any time without advance  notice,  and it is  anticipated  that it will remain in place only as long as interest rates on money market obligations remain extraordinarily low.

3.  The  following  is  added  to the end of the  first  paragraph  under  the caption  Distribution  and  Service  Plans  for  Class B,  Class C and Class N
Shares on page 18, and the first sentence of the second  paragraph  under that caption is deleted:

      Effective   December   17,  2002,   the  Fund  is   temporarily
      decreasing the asset-based  sales charge on Class B and Class C shares  from  0.75% to 0.50% of  average  daily net  assets per annum.  Asset-based  sales charge payments on Class B and Class
      C shares may be  restored to their  previous  level at any time without advance notice.
                                    (continued)

      The  Class  B  and  Class  C  asset-based  sales  charge  would increase  expenses of those  share  classes by 0.75% of average net assets per year if those  charges and fees were paid at the levels  provided  for in the Fund's  Distribution  and  Service
      Plans,  and if the  service  fee were  paid,  it would  further increase  expenses  of these  classes by 0.25% of  average  net assets per year.

4.  The  first  two  sentences  of  the  third  paragraph  under  the  caption
Distribution  and  Service  Plans for  Class B,  Class C and Class N Shares on
page 18 are deleted and replaced with the following:  "On direct  purchases of
Class  B  shares  for  Asset  Builder  Plans,  the  Distributor  pays a  sales concession of 4.00%  (reduced to 3.00% on sales on and after January 20, 2003)
of the purchase  price of Class B shares to dealers from its own  resources at the time of sale.  On direct  purchases of Class B shares by  OppenheimerFunds prototype  401(k)  plans,  the  Distributor  pays a sales  concession of 3.00%
(reduced  to 2.00% on sales on and after  January  20,  2003) of the  purchase price of Class B  shares  to  dealers  from its own  resources  at the time of sale.

5. The first sentence of the fourth  paragraph under the caption  Distribution and  Service  Plans  for  Class B,  Class C and  Class N Shares  on page 18 is deleted  and  replaced  with  the  following:  "The  Distributor  pays a sales concession of 1.00%  (reduced to 0.50% on sales on and after January 20, 2003)
of the purchase  price of Class C shares to dealers from its own  resources at the time of sale.

December 6, 2002                                PS0760.019